Exhibit 10.1

TERMINATION OF STOCKHOLDERS AGREEMENT

THIS TERMINATION (the “Termination”) OF STOCKHOLDERS AGREEMENT is made and entered into as of this 10th day of April, 2015 (the “Effective Date”), by and among Par Petroleum Corporation, a Delaware corporation (the “Company”), and certain holders of the Company’s common stock, $.01 par value per share (“Common Stock”) listed on the signature pages hereto.

RECITALS:

WHEREAS, pursuant to Section 6.8 of the Stockholders Agreement dated August 31, 2012 (as amended to date, the “Stockholders Agreement”), by and among the Company, certain holders of the Common Stock listed on Schedule A thereto (the “Key Holders”), and any subsequent investors, or transferees, who become parties thereto as “Investors” pursuant to Sections 6.1 and 6.2 of the Stockholders Agreement (the “Investors,” and together collectively with the Key Holders, the “Stockholders”), the Stockholders Agreement may be terminated by the Company with the approval of the board of directors (the “Board”) of the Company and the holders of sixty-seven percent (67%) of the Shares (as defined in the Stockholders Agreement) then held by the Key Holders; and

WHEREAS, the Company and the Key Holders listed on the signature pages hereto, which together hold at least sixty-seven percent (67%) of the Shares currently held by the Key Holders, desire to terminate the Stockholders Agreement as of the Effective Date.

NOW, THEREFORE, the parties hereto agree to terminate the Stockholders Agreement as follows:

I. Termination of the Stockholders Agreement: The Company and the Key Holders listed on the signature pages hereto hereby irrevocably terminate and cancel the Stockholders Agreement as of the Effective Date pursuant to Section 6.8 thereof. As of the Effective Date, the Stockholders Agreement shall be null and void and of no further force and effect and the Company and all Stockholders are relieved of any and all further obligations that they may have under the Stockholders Agreement.

II. General Provisions

1. Governing Law. This Termination is governed by and construed in accordance with the General Corporation Law and the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

2. Conditions. This Termination shall be effective once it has been executed by the Company and each of the Key Holders listed on the signature pages hereto.

3. Counterparts. This Termination may be executed in several counterparts (including by facsimile, .pdf or other electronic transmission), each of which shall be deemed an original and all of which together constitute one and the same instrument.

[Signature appears on following page]

2

IN WITNESS WHEREOF, the parties have executed this Termination to Stockholders Agreement as of the date first written above.

COMPANY

PAR PETROLEUM CORPORATION

By:	/s/ Brice Tarzwell
Name:	Brice Tarzwell
Title:	Senior Vice President & Chief Legal Officer

KEY HOLDERS

ZELL CREDIT OPPORTUNITIES MASTER FUND, L.P.

BY: Chai Trust Company, LLC, General Partner

By:	/s/ Jon Wasserman
Name:	Jon Wasserman
Title:	Vice President

ZCOF PAR PETROLEUM HOLDINGS, LLC

By:	/s/ Jon Wasserman
Name:	Jon Wasserman
Title:	Vice President

WATERSTONE OFFSHORE ER FUND, LTD

By:	Waterstone Capital Management, L.P.

By:
Name:
Title:

[SIGNATURE PAGE TO TERMINATION OF STOCKHOLDERS AGREEMENT]

PRIME CAPITAL MASTER SPC, GOT WAT MAC SEGREGATED PORTFOLIO

By:	Waterstone Capital Management, L.P.

By:
Name:
Title:

WATERSTONE MARKET NEUTRAL MASTER FUND, LTD

By:	Waterstone Capital Management, L.P.

By:
Name:
Title:

PANDORA SELECT PARTNERS, LP

By:	Pandora Select Advisors, LLC
its General Partner

By:	Whitebox Advisors, LLC
its Managing Partner

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	General Counsel & Chief Operating Officer
Whitebox Advisors LLC

[SIGNATURE PAGE TO TERMINATION OF STOCKHOLDERS AGREEMENT]

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	Whitebox Multi-Strategy Advisors, LLC
its General Partner

By:	Whitebox Advisors, LLC
its Managing Partner

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	General Counsel & Chief Operating Officer
Whitebox Advisors LLC

WHITEBOX CREDIT ARBITRAGE PARTNERS, LP

By:	Whitebox Credit Arbitrage Advisors,
LLC
its General Partner

By:	Whitebox Advisors, LLC
its Managing Partner

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	General Counsel & Chief Operating Officer
Whitebox Advisors LLC

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS, LP

By:	Whitebox Advisors, LLC
its Managing Partner

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	General Counsel & Chief Operating Officer
Whitebox Advisors LLC

[SIGNATURE PAGE TO TERMINATION OF STOCKHOLDERS AGREEMENT]

WHITEBOX ASYMMETRIC PARTNERS, LP

By:	Whitebox Asymmetric Advisors, LLC
its General Partner

By:	Whitebox Advisors, LLC
its Managing Partner

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	General Counsel & Chief Operating Officer
Whitebox Advisors LLC

[SIGNATURE PAGE TO TERMINATION OF STOCKHOLDERS AGREEMENT]